Supplement
dated October 9, 2007
to the Combined Statement of Additional Information (the "SAI")
for The Hartford Mutual Funds
dated May 31, 2007

1. Effective immediately, Jeffrey S. MacDonald will no longer be a portfolio manager on The Hartford Income Fund. All references to Mr. MacDonald are hereby deleted. The fund will continue to be managed by William H. Davison and Charles Moon.

2. The section entitled "Lending Portfolio Securities" is hereby deleted and replaced with the following:

LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", each Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. A borrower is required to deposit cash or liquid securities as collateral that at all times will be at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of each respective Fund by each Fund's lending agent pursuant to collateral investment guidelines approved by the board of directors. A Fund does not have the right to receive dividends in respect of loaned securities, but the borrower is required to pay the respective Fund any dividends or distributions accruing on the loaned securities. A Fund also does not have the right to vote proxies for securities on loan, but the Fund may recall the loaned securities in order to vote the proxies. The Fund's right to recall the loaned securities for purposes of voting proxies may not be exercised in order to earn additional income on the loan. For information about additional instances in which each Fund's sub-Adviser may not vote proxies, see "Proxy Voting Policies and Procedures."

While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions, and the risk that any efforts to recall the securities for purposes of voting may not be effective.

This Supplement should be retained with your Prospectus for future reference.